EXHIBIT 99.1

                               UNAUDITED PRO FORMA
                              FINANCIAL INFORMATION






                         CONDENSED STATEMENT OF EARNINGS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1996
                 AND EACH OF THE YEARS IN THE THREE-YEAR PERIOD
                             ENDED DECEMBER 31, 1995


                                       AND


                             CONDENSED BALANCE SHEET
                               AS OF JUNE 30, 1996

               UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

     On September 10, 1996, Seagull Energy Corporation ("Seagull") acquired all of the outstanding common stock of Esso Suez Inc. ("Esso Suez") (the "Esso Suez Acquisition") and certain assets of Esso Egypt Limited for a net purchase price of approximately $74 million in cash. On October 3, 1996, the shareholders of Seagull and the shareholders of Global Natural Resources Inc. ("Global") approved a stock merger (the "Merger") whereby each outstanding share of Global common stock was converted into .88 of share of Seagull common stock (the "Common Stock Exchange Ratio").

     The unaudited pro forma condensed statements of earnings for the six months ended June 30, 1996 and each of the years in the three-year period ended December 31, 1995 give effect to (i) the Merger using the pooling of interests method of accounting for business combinations and (ii) the Esso Suez Acquisition, financed under Seagull's revolving credit facilities (the "Credit Facilities"), as if the acquisition had occurred on January 1, 1995. The unaudited pro forma condensed balance sheet as of June 30, 1996 gives effect to
(i) the Merger using the pooling of interests method of accounting for business combinations and (ii) the Esso Suez Acquisition, financed under the Credit Facilities, as if the acquisition had occurred on June 30, 1996. The transactions contemplated by the Merger will be accounted for as a pooling of interests whereby the assets, liabilities and results of operations of Seagull and Global are combined using the historical cost-based amounts of the two separate entities.

     The unaudited pro forma information presented is based upon the respective historical consolidated financial statements of Seagull, Global and Esso Suez and should be read in conjunction with such financial statements and the related notes thereto. Estimated pre-tax expenses of approximately $8 million related to effecting the Merger of Seagull and Global will be deducted in determining the net income of the combined enterprise for the period in which the expenses are incurred. The effects of such expenses are not reflected in the following unaudited pro forma condensed financial statements. The unaudited pro forma condensed financial information has been prepared from, and should be read in conjunction with, the historical consolidated financial statements and notes thereto of Seagull, Global and Esso Suez. The unaudited pro forma information presented does not purport to be indicative of actual results, as if the combinations had been in effect on the dates of or for the periods indicated, or of future results.


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




                                                  UNAUDITED PRO FORMA CONDENSED STATEMENTS OF EARNINGS
                                                            Six Months Ended June 30, 1996
                                                    (Dollars in Thousands, Except Per Share Amounts)

                                                                                     Seagull/      Esso                   Pro Forma
                                               Seagull     Global     Adjustments     Global       Suez     Adjustments   Combined
                                              ---------   --------   -------------  ---------    --------   ------------  ---------

Revenues:
  Gas and oil operations...................    $145,302   $55,516    $              $200,818     $26,903    $             $227,721
  Alaska transmission and distribution.....      51,133         -                     51,133           -                    51,133
                                              ---------   --------   ---------      ---------    --------   ---------     ---------
                                                196,435    55,516                    251,951      26,903                   278,854
Costs of Operations:
  Alaska transmission and distribution
    cost of gas sold.......................      22,457         -                     22,457           -                    22,457
  Operations and maintenance...............      51,013    23,638      (3,723)(B)     70,928       5,114                    76,042
  Exploration charges......................      14,841     5,944        (600)(B)     20,185           -                    20,185
  Depreciation, depletion and amortization.      62,320    12,278         600 (B)     75,198      11,021    (11,021)(D)     82,790
                                                                                                              7,592 (D)
                                              ---------   --------   ---------      ---------    --------   ---------     ---------
                                                150,631    41,860      (3,723)       188,768      16,135     (3,429)       201,474
                                              ---------   --------   ---------      ---------    --------   ---------     ---------

Operating Profit...........................      45,804    13,656       3,723         63,183      10,768      3,429         77,380

Other (Income) Expense:
  General and administrative...............       7,933         -       3,723 (B)     11,656           -                    11,656
  Interest expense.........................      22,654        29                     22,683           -      2,246 (E)     24,929
  Loss (gain) on sale of property, plant
     and equipment, net....................        (384)        3                       (381)          -                      (381)
  Interest income and other................        (468)     (534)                    (1,002)        (50)                   (1,052)
                                              ---------   --------   ---------      ---------    --------   ---------     ---------
                                                 29,735      (502)      3,723         32,956         (50)     2,246         35,152
                                              ---------   --------   ---------      ---------    --------   ---------     ---------

Earnings Before Income Taxes...............      16,069    14,158           -         30,227      10,818      1,183         42,228

Income Tax Expense.........................       7,130     7,012         707 (C)     14,849       6,566       (786)(F)     20,629
                                              ---------   --------   ---------      ---------    --------   ---------     ---------

Net Earnings...............................    $  8,939   $ 7,146     $  (707)      $ 15,378     $ 4,252    $ 1,969       $ 21,599
                                              =========   ========   =========      =========    ========   =========     =========

Earnings Per Share.........................    $   0.24                             $   0.24                              $   0.34
                                              =========                             =========                             =========

Weighted Average Number of Common
  Shares Outstanding (in thousands)........      37,062                26,098 (A)     63,160                                63,160
                                              =========             =========       =========                             =========



See Accompanying Notes to Unaudited Pro Forma Condensed Statements of Earnings.



                                                UNAUDITED PRO FORMA CONDENSED STATEMENTS OF EARNINGS
                                                           Year Ended December 31, 1995
                                                  (Dollars in Thousands, Except Per Share Amounts)

                                                                                    Seagull/     Esso                     Pro Forma
                                              Seagull     Global     Adjustments     Global      Suez      Adjustments    Combined
                                             ---------   ---------   -----------   ----------  ---------   -----------    ---------

Revenues:
  Gas and oil operations................... $238,503     $78,457     $             $316,960    $ 75,889    $              $392,849
  Alaska transmission and distribution.....   97,770           -                     97,770           -                     97,770
                                             ---------   ---------   ---------     ----------  ---------   ---------      ---------
                                             336,273      78,457                    414,730      75,889                    490,619
Costs of Operations:
  Alaska transmission and distribution
    cost of gas sold.......................   46,328           -                     46,328           -                     46,328
  Operations and maintenance...............  105,674      40,964      (5,556)(B)    141,082      11,766                    152,848
  Exploration charges......................   29,555      11,768      (1,100)(B)     40,223           -                     40,223
  Depreciation, depletion and amortization.  124,790      21,520       1,100 (B)    147,410      32,154     (32,154)(D)    169,523
                                                                                                             22,113 (D)
  Impairment of long-lived assets..........   44,376       4,466                     48,842           -                     48,842
                                             ---------   ---------   ---------     ----------  ---------  ----------      ---------
                                             350,723      78,718      (5,556)       423,885      43,920     (10,041)       457,764
                                             ---------   ---------   ---------     ----------  ---------  ----------      ---------

Operating Profit (Loss)....................  (14,450)       (261)      5,556         (9,155)     31,969      10,041         32,855

Other (Income) Expense:
  General and administrative...............   19,167           -       5,556 (B)     24,723           -                     24,723
  Interest expense.........................   52,814          164                    52,978           -       5,032 (E)     58,010
  Loss (gain) on sale of property, plant
     and equipment, net....................  (83,591)         203                   (83,388)          -                    (83,388)
  Interest income and other................   (1,160)      (3,352)                   (4,512)        (34)                    (4,546)
                                             ---------   ---------   ---------     ----------  ---------  ----------      ---------
                                             (12,770)      (2,985)     5,556        (10,199)        (34)      5,032         (5,201)
                                             ---------   ---------   ---------     ----------  ---------  ----------      ---------

Earnings (Loss) Before Income Taxes........   (1,680)       2,724          -          1,044      32,003       5,009         38,056

Income Tax Expense (Benefit)...............   (2,312)       9,031     (3,937) (C)     2,782      22,843      (1,761)(F)     23,864
                                             ---------   ---------   ---------     ----------  ---------  ----------      ---------

Net Earnings (Loss)........................  $   632     $ (6,307)    $3,937       $ (1,738)   $  9,160   $   6,770       $ 14,192
                                             =========   =========   =========     ==========  =========  ==========      =========

Earnings (Loss) Per Share..................  $  0.02                               $  (0.03)                              $   0.23
                                             =========                             ==========                             =========

Weighted Average Number of Common
  Shares Outstanding (in thousands)........   36,717                  25,957  (A)    62,674                                 62,674
                                             =========              =========      ==========                             ========



See Accompanying Notes to Unaudited Pro Forma Condensed Statements of Earnings.




                                           UNAUDITED PRO FORMA CONDENSED STATEMENTS OF EARNINGS
                                                      Year Ended December 31, 1994
                                             (Dollars in Thousands, Except Per Share Amounts)

                                                                                                                Pro Forma
                                                                 Seagull        Global       Adjustments        Combined
                                                                -----------   -----------   -------------     -------------

Revenues:
  Gas and oil operations...................                      $ 302,506    $  62,943      $                 $  365,449
  Alaska transmission and distribution.....                        105,598            -                           105,598
                                                                -----------   -----------   -------------     -------------
                                                                   408,104       62,943                           471,047
Costs of Operations:
  Alaska transmission and distribution
    cost of gas sold.......................                         54,465            -                            54,465
  Operations and maintenance...............                        119,987       36,960         (6,591)  (B)      150,356
  Exploration charges......................                         26,888       19,325         (2,400)  (B)       43,813
  Depreciation, depletion and amortization.                        144,697        9,837          2,400   (B)      156,934
                                                                -----------   -----------   -------------     -------------
                                                                   346,037       66,122         (6,591)           405,568
                                                                -----------   -----------   -------------     -------------

Operating Profit (Loss)....................                         62,067       (3,179)         6,591             65,479

Other (Income) Expense:
  General and administrative...............                         10,252            -          6,591   (B)       16,843
  Interest expense.........................                         51,550          124                            51,674
  Loss (gain) on sale of property, plant
     and equipment, net....................                           (413)           8                              (405)
  Interest income and other................                           (254)      (1,714)                           (1,968)
                                                                -----------   -----------   -------------     -------------
                                                                    61,135       (1,582)         6,591             66,144
                                                                -----------   -----------   -------------     -------------

Earnings (Loss) Before Income Taxes........                            932       (1,597)             -               (665)

Income Tax Expense (Benefit)...............                         (2,314)       6,656           (602)  (C)        3,740
                                                                -----------   -----------   -------------     -------------

Net Earnings (Loss)........................                      $   3,246    $  (8,253)     $     602         $   (4,405)
                                                                ===========   ===========   =============     =============

Earnings (Loss) Per Share..................                      $    0.09                                     $    (0.07)
                                                                ===========                                   =============

Weighted Average Number of Common
  Shares Outstanding (in thousands)........                         36,904                      26,102   (A)       63,006
                                                                ===========                 =============     =============



See Accompanying Notes to Unaudited Pro Forma Condensed Statements of Earnings.



                                   UNAUDITED PRO FORMA CONDENSED STATEMENTS OF EARNINGS
                                               Year Ended December 31, 1993
                                     (Dollars in Thousands, Except Per Share Amounts)

                                                                                                                   Pro Forma
                                                                  Seagull        Global        Adjustments         Combined
                                                                 -----------   ------------   -------------       -----------

Revenues:
  Gas and oil operations...................                       $269,921       $75,084      $                    $ 345,005
  Alaska transmission and distribution.....                        107,244             -                             107,244
                                                                 -----------   ------------   -------------       -----------
                                                                   377,165        75,084                             452,249
Costs of Operations:
  Alaska transmission and distribution
    cost of gas sold.......................                         59,898             -                              59,898
  Operations and maintenance...............                        107,457        54,651         (7,664)  (B)        154,444
  Exploration charges......................                         17,265         6,946         (2,400)  (B)         21,811
  Depreciation, depletion and amortization.                        116,556         8,376          2,400   (B)        127,332
                                                                 -----------   ------------   -------------      -----------
                                                                   301,176        69,973         (7,664)             363,485
                                                                 -----------   ------------   -------------      -----------

Operating Profit...........................                         75,989         5,111          7,664               88,764

Other (Income) Expense:
  General and administrative...............                         11,666             -          7,664   (B)         19,330
  Interest expense.........................                         36,753           101                              36,854
  Gain on sale of property, plant
     and equipment, net....................                         (3,929)       (1,752)                            (5,681)
  Interest income and other................                         (1,779)       (4,257)                            (6,036)
                                                                 -----------   ------------   -------------      -----------
                                                                    42,711        (5,908)         7,664               44,467
                                                                 -----------   ------------   -------------      -----------

Earnings Before Income Taxes...............                         33,278        11,019              -               44,297

Income Tax Expense.........................                          6,080         6,532          3,799   (C)         16,411
                                                                 -----------   ------------   -------------      -----------

Net Earnings...............................                       $ 27,198       $ 4,487      $  (3,799)           $  27,886
                                                                 ===========   ============   =============      ===========

Earnings Per Share.........................                       $   0.76                                         $    0.46
                                                                 ===========                                     ===========

Weighted Average Number of Common
  Shares Outstanding (in thousands)........                         35,790                       24,958   (A)         60,748
                                                                 ===========                  =============      ===========


See Accompanying Notes to Unaudited Pro Forma Condensed Statements of Earnings.

                          NOTES TO UNAUDITED PRO FORMA
                        CONDENSED STATEMENTS OF EARNINGS

(A) The pro forma weighted average number of common shares outstanding has been computed by multiplying the historical average common shares outstanding for Global by the Common Stock Exchange Ratio of .88.

(B)      To reclassify general and administrative costs associated with Global's
         corporate  staff  and  Global's  leasehold   amortization  of  unproved
         properties to be consistent with Seagull's accounting presentation.

(C) To adjust the valuation allowance associated with the deferred tax assets primarily related to book to tax basis differences on domestic property, plant and equipment generated during the applicable periods.

(D) To adjust depreciation, depletion and amortization expense to give effect to the Esso Suez Acquisition.

(E) To record interest expense to give effect to the Esso Suez Acquisition financed under the Credit Facilities.

(F)      To adjust U.S. federal income taxes for adjustments.




                                               UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                                             June 30, 1996
                                                        (Dollars in Thousands)

                                                                ASSETS

                                                                                   Seagull/      Esso                    Pro Forma
                                           Seagull       Global     Adjustments    Global        Suez     Adjustments    Combined
                                          -----------    -------    ------------  -----------  --------  -------------  ----------

Current Assets:
  Cash and cash equivalents............    $   14,404    $ 16,801    $            $   31,205   $    632   $               $   31,837
  Accounts receivable, net.............       107,583      13,399                    120,982     96,191     (88,911)(D)      128,262
  Inventories..........................         5,488           -                      5,488      7,157                       12,645
  Prepaid expense and other............         6,502       4,056                     10,558        739                       11,297
                                           ----------    ---------   ---------    ----------    --------  ----------      ----------
    Total Current Assets...............       133,977      34,256                    168,233    104,719     (88,911)         184,041
Property, Plant and Equipment - at cost     1,645,282     216,741                  1,862,023    255,113    (255,113)(B)    1,922,369
                                                                                                             60,346 (C)
Accumulated Depreciation,
  Depletion and Amortization...........       627,612      89,707                    717,319    198,617    (198,617)(B)      717,319
                                           ----------    ---------   ---------    ----------    --------  ----------      ----------
                                            1,017,670     127,034                  1,144,704     56,496       3,850        1,205,050
Other Assets...........................        39,917       6,038                     45,955        103                       46,058
                                           ----------    ---------   ---------    ----------    --------  ----------      ----------

    Total Assets.......................    $1,191,564    $167,328    $            $1,358,892   $161,318   $ (85,061)      $1,435,149
                                           ==========    =========   =========    ==========    ========  ==========      ==========

                                                  LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
  Accounts payable.....................    $   79,975    $ 10,641    $            $   90,616   $    647   $               $   91,263
  Accrued expenses.....................        33,518      11,386                     44,904      1,610                       46,514
  Current maturities of long-term debt.         1,214       1,250                      2,464          -                        2,464
                                           ----------    ---------   ---------    ----------   --------    ----------     ----------
    Total Current Liabilities..........       114,707      23,277                    137,984      2,257                      140,241
Long-Term Debt.........................       522,632      16,250                    538,882          -      74,000 (D)      612,882
Other Noncurrent Liabilities...........        53,581         624                     54,205          -                       54,205
Deferred Income Taxes..................        41,111           -      (5,811) (A)    35,300          -                       35,300
Redeemable Bearer Shares...............             -      16,265                     16,265          -                       16,265
Shareholders' Equity...................       459,533     110,912       5,811  (A)   576,256    159,061    (159,061)(E)      576,256
Commitments and Contingencies..........
                                           ----------    ---------   ---------    ----------   --------    ----------     ----------

    Total Liabilities and
      Shareholders' Equity.............    $1,191,564    $167,328    $            $1,358,892   $161,318   $ (85,061)      $1,435,149
                                           ==========    =========   =========    ==========   ========    ==========     ==========


See Accompanying Notes to Unaudited Pro Forma Condensed Balance Sheet.

                          NOTES TO UNAUDITED PRO FORMA
                             CONDENSED BALANCE SHEET

(A) To adjust the valuation allowance associated with the deferred tax assets primarily related to the book to tax basis differences on domestic property, plant and equipment. These deferred tax assets were generated, but not expected to be utilized, by Global but will more likely than not be utilized by the pro forma combined entity.

(B) To eliminate the historical cost of property, plant and equipment and accumulated depreciation, depletion and amortization of Esso Suez.

(C) To adjust the assets acquired and liabilities assumed in the Esso Suez Acquisition to reflect the allocation of the estimated purchase price.

(D) To record the financing of the Esso Suez Acquisition through additional borrowings under the Credit Facilities and the prompt collection of certain receivables.

(E)      To eliminate the shareholder's equity of Esso Suez.